UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 20, 2020

Hostess Brands, Inc.

(Exact name of registrant as specified in its charter)

Delaware	1-37540	47-4168492
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

7905 Quivira Road, Lenexa, Kansas	66215
(Address of principal executive offices)	(Zip Code)

(816) 701-4600

(Registrant’s telephone number, including area code)

Not applicable

(Former name or former address, if changed since last report)

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock, Par Value of $0.0001 per share	TWNK	The Nasdaq Stock Market LLC
Warrants, each exercisable for a half share of Class A Common Stock	TWNKW	The Nasdaq Stock Market LLC

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

☐ Emerging growth company

☐ If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to section 13(a) of the Exchange Act.

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

The Board of Directors (the “Board”) of Hostess Brands, Inc. (the “Company”) appointed Rachel P. Cullen to the Board effective April 20, 2020 for a term to expire at the Company’s 2022 Annual Meeting of Stockholders.

Ms. Cullen, age 61, has served as the President and Chief Executive Officer of Ruiz Food Products Inc., a privately-held, family-owned company and the largest manufacturer of frozen Mexican food in the United States, since August 2012. Prior to Ruiz Foods, Ms. Cullen served as Senior Vice President and Chief Operating Officer—Ice Cream at Dean Foods, Inc. from 2007 through 2012, where she led the successful ice cream centralization strategy and business turnaround. From 2004 through 2007, Ms. Cullen worked at Orange Glo International, a privately held, household cleaning products company, where she served as Vice President of Marketing from 2004 to 2005 and as Chief Operating Officer from 2005 to 2007. Ms. Cullen began her career in 1985 in the consumer-packaged goods industry at General Foods. Her career progressed through a series of marketing assignments at General Foods, Kraft Foods, and Unilever, prior to joining Orange Glo. Ms. Cullen previously served on the board of directors of MOM Brands (2009-2015) and on the Advisory Board of 2x Consumer Product Growth Partners, L.P. (2007-2012). Ms. Cullen earned a Bachelor of Science in Chemistry from the University of North Carolina, where she was a Morehead-Cain Scholar, and a Master’s in Business Administration from The Wharton School of the University of Pennsylvania.

Ms. Cullen will receive compensation on the same basis as paid to the other non-employee members of the Board, as described in the Company’s Definitive Proxy Statement on Schedule 14A for the Company’s 2019 Annual Meeting of Stockholders, filed with the Securities and Exchange Commission on April 19, 2019.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HOSTESS BRANDS, INC.

Date: April 21, 2020	By:	/s/ Andrew P. Callahan
	Name:	Andrew P. Callahan
	Title:	President and Chief Executive Officer